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                                                                    EXHIBIT 10.2



                       INDEMNIFICATION AGREEMENT SCHEDULE

        Each of the following Directors and Officers of Candlewood Hotel Company, Inc. (the "Company") are a party to an Indemnification Agreement with the Company:


INDEMNITEE                                         TITLE
----------                                         -----

Gary E. Costley            Director
Robert J. Cresci           Director
Jack P. DeBoer             Director, Chairman of the Board, Chief Executive Officer
Richard J. Ferris          Director
Warren D. Fix              Director, Executive Vice President, Chief Financial Officer,
                           Secretary  & Treasurer
Robert S. Morris           Director
Thomas H. Nielsen          Director
Frank J. Pados, Jr.        Director
William L. Perocchi        Director
Tony M. Salazar            Director
James E. Roos              President and Chief Operating Officer
James E. Korroch           Vice President-Operations
David A. Redfern           Vice President-Sales & Marketing
Jeffrey F. Hitz            Senior Vice President-Development
Thomas Kennalley           Vice President-Controller and Assistant Secretary
Pamela J. Cloud            Assistant Secretary, Director-Real Estate Finance
Gina-Lynne Scharoun        Vice President-Franchising
H. Steven Meadows          Vice President Operations-East Division
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